Share Repurchase Programs	12 Months Ended
Dec. 31, 2025
Share Repurchase Programs
Share Repurchase Programs
23.	Share Repurchase Programs

The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital first with any remaining excess charged entirely to retained earnings. The Company may from time to time utilize treasury stock upon vesting of RSUs. The cost of treasury stock reissued is determined using the weighted average method and recorded as a reduction of additional paid-in-capital.

In February 2021, the Company announced that its board of directors had approved a share repurchase program of up to US$2.0 billion of the Company’s outstanding ADSs and ordinary shares in open market transactions for a period not to exceed 24 months beginning on March 2, 2021. In August 2021, the Company announced that its board of directors had approved an amendment to such program to increase the total authorized repurchase amount to US$3.0 billion. As of January 9, 2023, this share repurchase program was completed with the Company having purchased an aggregate of approximately 33.6 million ADSs for nearly US$3.0 billion.

On November 17, 2022, the Company announced that its board of directors had approved a new share repurchase program of up to US$5.0 billion of the Company’s ADSs and ordinary shares in open market transactions. This new share repurchase program commenced on January 10, 2023 and will be in effect for a period not to exceed 36 months from such date, which was further extended on November 20, 2025 for an additional 36 months until January 9, 2029. As of December 31, 2025, the Company has repurchased approximately 22.1 million ADSs for approximately US$2.0 billion under this program.